SUPPLEMENT DATED AUGUST 11, 2026 TO
THE PROSPECTUSES DATED FEBRUARY 1, 2026, as supplemented, APRIL 8, 2026, MAY 1, 2026, AND JUNE 1, 2026
AND THE CURRENT STATEMENT OF ADDITIONAL INFORMATION OF
VANECK ETF TRUST

This Supplement updates certain information contained in the above-dated Prospectuses and the current Statement of Additional Information (“SAI”) for VanEck ETF Trust (the “Trust”) regarding VanEck Alternative Asset Manager ETF, VanEck Biotech ETF, VanEck Energy Income ETF, VanEck Environmental Services ETF, VanEck Fabless Semiconductor ETF, VanEck Retail ETF, VanEck Robotics ETF, VanEck Digital Native Economy ETF, VanEck Israel ETF, VanEck Office and Commercial REIT ETF and VanEck Data Center Supply Chain ETF (each, a “Fund”, together, the “Funds”), each a series of the Trust. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.

Effective immediately, MarketVector Indexes replaced Solactive AG as the index calculation agent for the Funds. Accordingly, all references to Solactive AG as the index calculation agent for the Funds are hereby deleted from each Fund’s Prospectus and SAI.

Please retain this supplement for future reference.